UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

ABIOMED, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts! ABIOMED, INC. 2021 Annual Meeting To be held on August 11, 2021, 8:00 AM ET Vote by August 10, 2021 11:59 PM ET ABIOMED, INC. 22 CHERRY HILL DRIVE DANVERS, MA 01923 D55153-P58267-Z80312 You invested in ABIOMED, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on August 11, 2021. Get informed before you vote View the Company’s 2021 Notice and Proxy Statement (including the form of proxy) and Annual Report (the “Proxy Materials”) online OR you can receive a free paper or email copy of the Proxy Materials by requesting prior to July 28, 2021. If you would like to request a copy of the Proxy Materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and August 11, 2021 8:00 A.M. ET vote without entering a control number In-person at: Beauport Hotel 55 Commercial Street Gloucester, Massachusetts 01930 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. 1. Election of the three Class II director nominees to serve a three-year term until the 2024 Annual Meeting of Stockholders. Nominees: 01) Eric A. Rose 02) Jeannine M. Rivet 03) Myron L. Rolle 2. Approval, by non-binding advisory vote, of the compensation of our named executive officers. 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022. NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery. D55154-P58267-Z80312